UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2024

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	000-09881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way
P.O. Box 459

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 29, 2024, Shenandoah Mobile, LLC, a wholly-owned subsidiary of Shenandoah Telecommunications Company (collectively, “Shentel”), entered into a Purchase and Sale Agreement (the “Transaction Agreement”) with Vertical Bridge Holdco, LLC (“Vertical Bridge”) to sell substantially all of Shentel’s tower portfolio and operations (“Tower Portfolio”) to Vertical Bridge for $310.3 million in cash (the “Transaction”). The Tower Portfolio consists of 226 tower portfolio sites, which includes 218 macro cellular towers and 8 small cell sites.

The Transaction may be completed in one or more closings. During an initial diligence period, the parties will determine which tower sites within the Tower Portfolio will be conveyed at an initial closing (the “Initial Closing”) and which sites will require additional conditions to be met prior to conveyance to Vertical Bridge. At the Initial Closing, Shentel will convey all of the tower sites for which closing conditions have been satisfied in exchange for the full $310.3 million purchase price. Subsequent closings will occur if closing conditions are met for any remaining tower sites. Vertical Bridge will manage all tower sites in the Tower Portfolio and receive all of the related financial benefits beginning on the date of the Initial Closing, regardless of whether such sites are included in the Initial Closing or a subsequent closing. The Initial Closing is expected to occur in late March 2024.

On the last business day of the month in which the first anniversary of the Initial Closing occurs, Vertical Bridge may elect to require that Shentel (i) retain any tower sites in the Tower Portfolio for which closing conditions have not yet been satisfied and (ii) return a corresponding portion of the purchase price for up to 5% of any retained tower sites.

The Transaction Agreement contains customary representations, warranties, covenants and indemnities by each of the parties. If the Transaction Agreement is terminated under certain circumstances that are not the fault of Shentel, Vertical Bridge will be required to pay Shentel a termination fee equal to approximately $15.5 million.

The foregoing description of the Transaction Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 1, 2024, Shentel issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated February 29, 2024, by and among Shenandoah Mobile, LLC and Vertical Bridge Holdco, LLC*
99.1	Press Release, dated March 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Shentel agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This communication contains forward-looking statements about Shentel regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to Shentel’s beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel’s control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. A discussion of other factors that may cause actual results to differ from management’s projections, forecasts, estimates and expectations is available in Shentel’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q. Those factors may include, among others, Shentel’s ability to satisfy the closing conditions for the initial closing (or the additional closing conditions for any subsequent closings) of the Transaction, the initial closing (and any subsequent closings) of the Transaction may not occur on time or at all, the ability to obtain the required regulatory approvals and satisfy the closing conditions required for Shentel’s pending acquisition of Horizon Telecom (the “Horizon Transaction”), the closing of the Horizon Transaction may not occur on time or at all, the expected savings and synergies from the Horizon Transaction may not be realized or may take longer or cost more than expected to realize, changes in overall economic conditions including rising inflation, regulatory requirements, changes in technologies, changes in competition, demand for our products and services, availability of labor resources and capital, natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, and other conditions. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: March 1, 2024	By:	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer